Interim Condensed Consolidated Statement of Changes in Members' Capital (Unaudited) - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Members' capital, beginning balance	$ 3,057	$ 1,904	$ 1,902
Net income	42	293	24
Additional capital (preferred)	0	1,000	0
Earned distribution to preferred equity holder	(25)	0	0
Distributions	(75)	(140)	(22)
Members' capital, ending balance	$ 2,999	$ 3,057	$ 1,904